On or about March 29, 2018, Emerging Markets
Country Fund and City of London Investment
Management Company Limited (the "Maryland
Plaintiffs") filed suit (the "Maryland Litigation") in the Circuit Court for Baltimore County, Maryland,
Case No. 03-C-18-3252 (the "Maryland Court") against The China Fund, Inc. (the "Fund"), Joe O.
Rogers, Richard Shore, Michael F. Holland, Li Jin,
Gary L. French, William C. Kirby, and Linda C.
Coughlin.  The Maryland Plaintiffs alleged that the
Fund and its Board of Directors (the "Board") had wrongfully postponed the Fund's annual stockholder meeting, which was to address a proposal by the Maryland Plaintiffs and/or their affiliates
(collectively, "City of London") to remove the Fund's investment manager as well as the election of certain directors. In their complaint, the Maryland Plaintiffs, among other things, (1) sought a declaratory judgment against the Fund that, among other things, the postponement was void; (2) asserted claims for breach of fiduciary duty against the Board; and (3) asked for an injunction against all defendants that the meeting be held on April 26, 2018, with the vote certified as of an earlier date. The Maryland Plaintiffs moved for a preliminary injunction, which the Maryland Court denied without prejudice on April 23, 2018. The parties thereafter agreed to the dismissal of the Maryland Litigation without prejudice. The
Maryland Court dismissed the action on July 7, 2018.
 On or about April 3, 2018, the Fund and Joe O.
Rogers (the "Federal Plaintiffs") filed suit (the
"Federal Litigation") in the U.S. District Court for the Southern District of New York, Case No. 18
Civ. 2918 (the "Federal Court") against the City of
London Investment Group PLC, City of London
Investment Management Company Limited, Barry
M. Olliff, and Emerging Markets Country
Fund.  The Federal Plaintiffs alleged that City of
London's proxy solicitations in connection with the proposal to remove the Fund's investment manager were false and misleading in violation of the federal securities law. The Federal Plaintiffs also sought, among other things, a temporary restraining order and preliminary injunction barring defendants from using such proxy materials. The Federal Court denied that application on April 9, 2018. The
Federal Plaintiffs then appealed to the Second
Circuit Court of Appeals. While that appeal was pending, Plaintiff Joe O. Rogers withdrew from the action, and the remaining parties agreed to the withdrawal of the appeal. The parties then agreed to the dismissal of the Federal Litigation without prejudice. The Federal Court dismissed the action on July 9, 2018.